UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Henry Schein, Inc. (the “Company” or “Henry Schein”) is providing an update on the status of its order processing following the previously announced cybersecurity incident that affected a portion of its manufacturing and distribution businesses.

In the United States and Canada, all customer orders are being taken and fulfilled from all major distribution centers, with orders generally expected to ship within one or two business days. Orders for consumables and small equipment (including diagnostics, Rx products (other than controlled substances), and hazardous materials) from all customers can be placed through the Company’s field sales, telesales, and customer service teams. In addition, Henry Schein’s equipment service and installation teams have remained fully operational during this period.

Henry Schein’s European distribution businesses are also operational, generally taking and shipping orders. The Company’s distribution businesses in Australia, New Zealand, Asia and Brazil are fully operational.

Henry Schein One, LLC, the Company’s practice management technology business, has not been impacted by the incident, and most of the Company’s manufacturing operations have been unaffected.

We plan to disclose important information about the recent cybersecurity incident through one or more of the following channels: the investor relations page of our website (www.investor.henryschein.com), which is currently accessible only directly through the indicated website address, Securities and Exchange Commission filings, public conference calls, webcasts, press releases, and social media channels that we have previously identified.

The information in this Item 7.01 is considered furnished to the Securities and Exchange Commission and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: October 24, 2023	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel (Authorized Signatory)